UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      February 9, 2007
                                                  ------------------------------


                              ESCALADE, INCORPRATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


              0-6996                                 13-2739290
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     (Commission File Number)             (IRS Employer Identification No.)


   251 Wedcor Avenue, Wabash, Indiana 46992                       46992
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   (Address of Principal Executive Offices)                     (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

On February 9, 2007, the compensation committee met to review the annual compensation of Escalade key executives. The compensation committee then met with the other independent directors and unanimously approved the following annual base salaries for 2007:

         Officer                   Title                    Annual Base Salary
         -----------------------------------------------------------------------
         Daniel Messmer            President and CEO            $247,500
         Terry Frandsen            VP Finance, CFO              $181,500
         Robert Griffin            Chairman of Board             $53,500

In addition, the compensation committee, with the unanimous support the other independent directors, authorized the payment of $15,000 to Mr. Robert Griffin in recognition of his services performed in 2006 as interim Chief Executive Officer.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.


Date:  February 13, 2007          ESCALADE, INCORPORATED

                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer




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